Rate Sheet Prospectus Supplement Dated April 27, 2026
To The Prospectus Dated April 27, 2026 For

ELITE ACCESS II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (referred to as the “charges”) and applicable add-on benefit rates for the following add-on benefits:

•Return of Premium Guaranteed Minimum Death Benefit (“GMDB”); and
•Principal Guard Guaranteed Minimum Accumulation Benefit (“GMAB”).

This Supplement also provides the current minimum and maximum annual fees you would pay for a single optional benefit, and the current lowest and highest cost you would incur each year, based on current charges. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, “ACCESS TO YOUR MONEY”, and “DEATH BENEFIT” sections in the prospectus.

The charges and rates below apply for applications signed on or after April 27, 2026.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 calendar days prior to its effective date.

The current annual charge for the Return of Premium GMDB and Principal Guard GMAB add-on benefits are:

Add-on Benefit Name	Current Annual Charge
Return of Premium GMDB	0.20%
Principal Guard GMAB	7-Year Guarantee Term: 1.02%
10-Year Guarantee Term: 0.90%

The current rates for the Principal Guard GMAB add-on benefit are:

Principal Guard GMAB
Guarantee Term	7 Years	10 Years
Guarantee Percentage	100%	110%
GMAB Allocation Requirement	30%	30%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.20%	1.02%

3.    The minimum fee reflects an annualized percentage of Contract Value. The maximum fee reflects an annualized percentage of benefit base.

The current lowest and highest annual cost estimates, as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

LOWEST ANNUAL COST: $1,442	HIGHEST ANNUAL COST: $3,766
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

In order for you to receive the charges and rates disclosed in this Supplement, your application or benefit election form must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. If you are electing a benefit after your Contract has already been issued, we must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form, and at most thirty (30) calendar days before your Contract Anniversary and no later than 4:00pm Eastern Time on your Contract Anniversary. Once your Contract is issued with the add-on benefit (or the benefit is added to your Contract post-issue), the rates disclosed in this Supplement will not change as long as the add-on benefit is effective, however the charges will be subject to any charge increase provisions outlined in your Contract. For add-on benefits with set term lengths that must be re-elected for subsequent terms, each re-election will be considered a new election of the add-on benefit, and will be subject to the charges and rates disclosed in the Supplement in effect at the time of the re-election.

Subject to meeting the timing requirements stated above, on the effective date of your add-on benefit, if the current charges or rates have changed since the date you signed your application, the following will apply:
•If the Guarantee Percentage increased, you will receive the higher percentage in effect on the effective date of your add-on benefit.
•If the GMAB Allocation Requirement decreased, you will receive the lower GMAB Allocation Requirement in effect on the effective date of your add-on benefit.
•If the Annual Charge decreased, you will receive the lower charge in effect on the effective date of your add-on benefit.
However, if the Guarantee Percentage associated with your election(s) decreased, the GMAB Allocation Requirement associated with your election(s) increased, or the Annual Charge(s) associated with your election(s) increased, you will receive all of the rates and Annual Charges associated with your election(s) that were in effect on the date you signed your application or benefit election form.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Jackson of NY Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Jackson of NY Customer Care Center at 1-800-599-5651, and are also available at www.jackson.com/product-literature-1.html.
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To be used with JMV23537NY 04/26

NPV100169 04/26